Exhibit 10a

INFORMATION ON MEMBERS OF THE SUPERVISORY BOARD, EXECUTIVE BOARD, STAFF DIRECTORS, AND OTHER MEMBERS OF THE SENIOR MANAGEMENT COMMITTEE

SUPERVISORY  BOARD

Professor Luck M. van Leeuwen Ph.D. (1933), Chairman

Audit Committee, Selection and Remunera-tion Committee, Integrity Committee

Dutch nationality

Term 1991-2004

Current position: Professor at University of Brabant

Previous positions:

Chairman Executive Board Assurantieconcern Stad Rotterdam anno 1720 (1979-1994)

Member Netherlands Senate (1987-1999)

Non-executive board functions:

• Berenschot Holding N.V.

• Betonson Beheer N.V.

• International Advisory Board Fortis

• Colonnade N.V.

• Van Nieuwpoort Beheer N.V.

• Advisory Board Instituut voor Bedrijfskundigen (IBO)

• Arenthals Grant Thornton, Accountants and tax advisors

• Foundation Economic Cooperation Netherlands and Emerging Countries (SENO)

• Foundation Administration Office Shares Royal Volker Wessels Stevin N.V.

Carlos Espinosa de Los Monteros (1944)

Selection and Remuneration Committee

Spanish nationality

Term 1998-2006

Current position: Chairman and CEO Mercedes Benz España S.A. and DaimlerChrysler España Holding

Previous positions:

Chairman IBERIA Airlines (1983-1985)

Non-executive board functions:

• Acciona S.A.

• Inditex S.A. (Zara)

• Gonzalez Byass S.A.

André A. van der Louw (1933)

Integrity Committee

Dutch nationality

Term 1986-2004

Previous positions:

Chairman Dutch National Broad-casting Corporation

Member Dutch Parliament (1970-1971) and (1982-1983)

Minister of Culture, Recreation and Social Work (1981-1982)

Mayor City of Rotterdam (1974-1981)

Non-executive board functions:

• Stadion Feijenoord

Jan Peelen M.Sc. (1940)

Selection and Remuneration Committee

Dutch nationality

Term 2000-2004

Previous positions:

Member Executive Committee Unilever

Several management positions within Unilever or subsidiary companies thereof

Non-executive board functions:

• Albron BV

• Friesland Coberco Dairy Foods

• Buhrmann NV

• VVAA Group BV

• Wageningen University and Research Centre

• National Regie-Orgaan Genomics

Ross A. Webber Ph.D. (1934)

Audit Committee

U.S. nationality

Term 1993-2006

Current position: Emeritus Professor Wharton School of University of Pennsylvania.

Previous positions:

Vice President University of Pennsylvania (1981-1986)

Chairman Management Department Wharton School (1991-1995)

Non-executive Board functions:

• American Water Works Co., Inc.

• New Jersey-American Water Company

Rijnhard W.F. van Tets (1947)

Audit Committee

Dutch nationality

Term 2002-2006

Current position: Advisor to the Executive Board of ABN AMRO Bank (2002)

Previous positions:

Banque Europeenne de Credit (Brussels) and Societe Generale (Paris) (1973-1975)

Sogon Swiss and First Boston Corporation (New York: 1975-1983)

Member of the Executive Board of ABN AMRO Bank (1988-2002)

Non-executive Board functions:

• International Securities Market Association (Chairman)

• Foundation Holland Casino

• Reliant Energy Europe B.V.

• Wegener N.V. (Chairman)

• Foundation Company Pensionfund Building Industry (Chairman)

• Foundation Verenigd Bezit

• Foundation Kasteel de Haar

EXECUTIVE BOARD

Harrie L.J. Noy M.Eng. (1951), Chairman

Dutch nationality

Current position: Chairman Executive Board since 2000

Previous positions:

Worked for ARCADIS in various (management) positions throughout his career, most recently as Member Executive Board

Non-executive board functions:

• Civieltechnisch Centrum Uitvoering Research en Regelgeving (CUR)

• Foundation Habiforum

• Executive Board VNO-NCW

• Advisory Board Euronext

• Dutch-German Chamber of Commerce

Steven B. Blake M.Sc.Hydrology (1956)

U.S. nationality

Current position: Member Executive Board since 1999

Previous positions:

Before joining ARCADIS, held positions at Spill & Tank Management and Engineering Enterprises

Non-executive board functions:

• Construction Industry Roundtable

• U.S. National Water Well Association

• Federal Relations Committee – CIRT

C. Michiel Jaski M.Sc.Hydrology (1959)

Dutch nationality

Current position: Member Executive Board since 2000

Previous positions:

Before joining ARCADIS, held positions at Shell and Philips

Jan Zijlstra M.Eng. (1946)

Dutch nationality

Current position: Member Executive Board since 1999

Previous positions:

Worked for ARCADIS in various (management) positions throughout his career, most recently as managing director ARCADIS Bouw/Infra

Non-executive board functions:

• ONRI – Organization for Consulting and Engineering Firms

• Foundation Toekomstbeeld der Techniek

• Foundation P3&BI

• Railforum

• Foundation KNHM

STAFF DIRECTORS

Hans van Dord M.Eng. (1944)

Dutch nationality

Director Corporate Development since 2000

Henk W.M.W. ten Cate RA (1953)

Dutch nationality

Corporate Director Finance since 2001

Wim G.M. Rupert M.Sc. (1945)

Dutch nationality

Director Human Resources since 1994

Craig E. Eisen M.Sc. (1951)

U.S. nationality

Director Mergers and Acquisitions since 2002

MEMBERS OF THE SENIOR MANAGEMENT COMMITTEE

Joe A. Hastey (1948)

U.S. nationality

CEO ARCADIS G&M 1999

Yann Leblais M.Eng. (1952)

French nationality

CEO ARCADIS FCI 2000

Erhard Robold Dipl.-Ing. (1956)

German nationality

CEO ARCADIS Deutschland 1998

Antonio Rocha (1941)

Brazilian nationality

CEO ARCADIS Logos 1999

Rein J. Sirre M.Sc. (1942)

Dutch nationality

Managing Director ARCADIS Nederland 2000

Kees T. Slingerland M.Sc. (1960)

Dutch nationality

Managing Director ARCADIS Nederland 2000

Ludo Smans (1947)

Belgian nationality

Managing Director ARCADIS Belgium 1995

Luis Valenzuela M.Sc. (1943)

Chilean nationality

CEO ARCADIS Geotecnica 1989

Luis Villarroya M.Sc. (1953)

Spanish nationality

CEO Grupo EP 1999

Simon P. Warmerdam M.Sc. (1950)

Dutch nationality

Managing Director ARCADIS Euroconsult 2000